UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing MLP Premier Fund)

Date of reporting period: May 31, 2023

FORM N-CSR

The information presented in this Form N-CSR relates solely to MainStay Cushing MLP Premier Fund series of the Registrant.

Item 1.    Reports to Stockholders.

MainStay Cushing® MLP
Premier Fund

Message from the President and Semiannual Report
Unaudited  |  May 31, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally posted modest gains during the six-month reporting period ended May 31, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them. However, energy-related shares tended to lag the broader market as oil and gas prices came under pressure from macroeconomic concerns.
At the start of the reporting period, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 6.45% in December 2022, and to 4.05% in May 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.00%–5.25% as of May 31, 2023. While the Fed signaled that further rate increases were possible in 2023, the central bank appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a more negative note, rising interest rates caused the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the Index’s strongest sector by far. However, the energy sector lost substantial ground as oil and gas prices fell in response to slowing economic growth and banking industry turmoil. While a petroleum production cut announced by the OPEC+ group of leading oil-producing countries drove oil prices higher in March and early April, prices declined again as the reporting period drew to a close.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. MainStay Cushing® MLP Premier Fund exemplifies this approach, enabling you to take advantage of Cushing Asset Management team’s deep experience and insight into the complex world of midstream energy investing. It’s one of the ways we strive to provide a wide spectrum of solutions to help you shape your portfolio.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended May 31, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.50% Initial Sales Charge	With sales charges	10/20/2010	-13.98%	-8.93%	1.49%	-0.52%	1.45%
		Excluding sales charges		-8.97	-3.63	2.64	0.05	1.45
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	7/11/2014	-13.50	-8.34	1.50	-2.88	1.44
		Excluding sales charges		-8.95	-3.51	2.66	-2.27	1.44
Class C Shares[3]	Maximum 1.00% CDSC	With sales charges	10/20/2010	-10.11	-5.10	1.87	-0.71	2.19
	if Redeemed Within One Year of Purchase	Excluding sales charges		-9.25	-4.25	1.87	-0.71	2.19
Class I Shares[3]	No Sales Charge		10/20/2010	-8.78	-3.32	2.90	0.31	1.20

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Alerian Midstream Energy Select Index[2]	-7.16%	-6.90%	5.94%	4.13%
Cushing MLP Premier Tiered Index[3]	-7.16	-6.90	1.57	-0.85
Alerian MLP Index[4]	0.39	7.84	4.97	0.80
Morningstar Energy Limited Partnership Category Average[5]	-6.31	-3.31	3.63	0.60

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Alerian Midstream Energy Select Index is a broad-based composite of North American energy infrastructure companies. The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.
3.	The returns for the tiered benchmark represent the returns of the Alerian MLP Index prior to December 1, 2020 and the returns of the Alerian Midstream Energy Select Index thereafter.
4.	The Alerian MLP Index is an unmanaged, capped, float-adjusted, capitalization-weighted index and a leading gauge of energy MLPs.
5.	The Morningstar Energy Limited Partnership Category Average is representative of funds that invest primarily a significant amount of their fund in energy master limited partnerships. These include but are not limited to limited partnerships specializing in midstream operations in the energy industry. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Cushing® MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing® MLP Premier Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2022 to May 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2022 to May 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 12/1/22	Ending Account Value (Based on Actual Returns and Expenses) 5/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$910.30	$ 7.10	$1,017.50	$ 7.49	1.49%
Investor Class Shares	$1,000.00	$910.50	$ 7.05	$1,017.55	$ 7.44	1.48%
Class C Shares	$1,000.00	$907.50	$10.61	$1,013.81	$11.20	2.23%
Class I Shares	$1,000.00	$912.20	$ 5.91	$1,018.75	$ 6.24	1.24%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

Portfolio Composition as of May 31, 2023(1) (Unaudited)
(1) Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2) Common Stocks
(3) MLPs and Related Companies
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of May 31, 2023 (excluding short-term investments) (Unaudited)
1.	Targa Resources Corp.
2.	Energy Transfer LP
3.	Plains GP Holdings LP, Class A
4.	Cheniere Energy, Inc.
5.	ONEOK, Inc.
6.	Williams Cos., Inc. (The)
7.	Enterprise Products Partners LP
8.	Pembina Pipeline Corp.
9.	Kinder Morgan, Inc.
10.	EnLink Midstream LLC

8	MainStay Cushing® MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager John M. Musgrave and Saket Kumar of Cushing Asset Management, LP, the Fund’s Subadvisor.
How did MainStay Cushing MLP® Premier Fund perform relative to its benchmarks and peer group during the six months ended May 31, 2023?
For the six months ended May 31, 2023, Class I shares of MainStay Cushing MLP® Premier Fund returned −8.78%, underperforming the −7.16% return of the Fund’s primary benchmark, the Alerian Midstream Energy Select Index (the “Index”). Over the same period, Class I shares also underperformed the −7.16% return of the Cushing MLP Premier Tiered Index, which is the Fund’s secondary benchmark, and the −6.31% return of the Morningstar Energy Limited Partnership Category Average.1
Were there any changes to the Fund during the reporting period?
Effective March 30, 2023, Saket Kumar was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The Fund’s overweight exposure to the renewable YieldCo subsector detracted most significantly from performance relative to the Index. Rising interest rates, supply-chain constraints, inflation concerns and regulatory uncertainty regarding solar import tariffs generated near-term challenges for holdings in this subsector. Notably, NextEra Energy Partners, a renewable YieldCo, was the largest individual detractor from relative performance for the reporting period. We attribute the underperformance to concerns about renewable financing amid a regional banking crisis. However, we consider these fears to be unjustified given NextEra's strong liquidity position and robust backing from its industry-leading sponsor, NextEra Energy. We believe these factors mitigate development risk and ensure a steady stream of renewable development projects, providing support for consistent distribution growth.
The natural gas gatherers & processors subsector, where the Fund also maintained overweight positioning relative to the Index, detracted significantly from relative performance as well. Companies in this subsector exhibit heightened commodity price exposure, both directly and indirectly through wellhead economics and production volumes. The commodity price volatility experienced during the reporting period negatively affected these companies.
These factors contributed to a notable relative outperformance of midstream MLPs in comparison to midstream C-corporations during the reporting period, as evidenced by the 0.39% total return for the Alerian MLP Index,2 which tracks midstream MLPs, versus the −12.37% total return for the Alerian Midstream Energy Corporation Index,3 which represents midstream C-corporations. (Contributions take weightings and total returns into account.) (Note: These Indices are used for informational purposes only. Neither Index is a benchmark for the Fund.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
The reporting period started on a high note, with strong performance through the month of January 2023, building on the positive momentum experienced in 2022. However, this progress was abruptly disrupted by a regional banking crisis involving the failure of several banks. The U.S. Federal Reserve (the “Fed”) found itself confronted with a challenging situation as it tackled two major issues concurrently: elevated inflation and the restoration of financial stability. Consequently, Fed Chairman Jay Powell and the Federal Open Market Committee reassessed the trajectory of interest rate hikes amid the most extensive and rapid tightening cycle since 1987.
Investor sentiment weakened due to escalating instability in the banking sector, the potential for stricter lending conditions and a deteriorating economic forecast, all of which increased the likelihood of a recession. This outlook triggered a sharp decline in crude oil prices, pushing them below $70 per barrel for several days in mid-March for the first time since 2021. In response to the banking disruption and declining oil prices, the OPEC+ group of leading oil-producing countries announced a supportive production cut, sparking a remarkable recovery in oil prices, pushing them more than 25% higher by mid-April. This rally, however, eventually succumbed to economic pressures, with crude oil prices ending the reporting period once again under $70 per barrel.
The midstream energy sector significantly trailed the S&P 500® Index’s4 total return during the reporting period. We assert that the underperformance can be linked to oil price volatility and macro events, rather than a deterioration in midstream fundamentals. Indeed, we believe that the case for midstream investment remains compelling despite the underperformance. Even with the recent challenges, midstream energy companies continue to report resilient and positive free cash flow, used for debt reduction, dividend/distribution increases and share repurchases — actions that we believe will provide a unique and non-correlated value driver for shareholders.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The Alerian MLP Index is an unmanaged, capped, float-adjusted, capitalization-weighted index and a leading gauge of energy MLPs.
3.	The Alerian Midstream Energy Corporation Index is a broad-based composite of North American energy infrastructure corporations.
4.	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?
Relative to the Index, the subsectors providing the strongest performance included large-cap diversified C-corporations and Canadian midstream. These subsectors also represented the Fund’s two largest underweights compared to the Index for the reporting period. Conversely, as noted earlier, the subsectors detracting most significantly from the Fund’s relative returns included renewable YieldCo and natural gas gatherers & processors. These two subsectors represented two of the Fund’s largest overweight positions relative to the Index.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
On an absolute basis, the top contributors to the Fund’s performance included Plains GP Holdings, Energy Transfer and Enterprise Products Partners. Plains GP and Energy Transfer represented two of the top three largest absolute weights in the Fund during the reporting period. All three companies remained top holdings in the Fund as of the end of the reporting period.
During the reporting period, the management team at Plains GP Holdings’ subsidiary, Plains All American Pipeline, continued to demonstrate strong execution, capital discipline and strict adherence to their capital plan, which aims to achieve a 3.5x leverage by the end of 2023 while maintaining dividend growth. The company also provided favorable 2023 guidance, projecting a 500 thousand barrel per day increase in Permian production for the year, further reinforcing the robust growth outlook for North America's largest oil basin. We believe that investors are growing more optimistic about the tightening of Permian crude oil pipeline capacity, and we expect Plains to be a direct beneficiary of this development. We incrementally reduced the size of the Fund’s holdings in Plains during the reporting period as a result of positive price performance and position sizing.
While midstream fundamentals remained supportive during the reporting period, we attribute most of the positive absolute performance of Energy Transfer and Enterprise Product Partners to their MLP structures and the implications of ONEOK’s acquisition of Magellan, described above. As noted earlier, midstream MLPs strongly outperformed midstream C-corporations during the reporting period.
On an absolute basis, the weakest contributors to the Fund’s performance included Cheniere Energy, EnLink Midstream and Pembina Pipeline. A sharp decline in international natural gas and liquified natural gas (“LNG”) prices during the reporting period undermined shares in Cheniere, which exports LNG. While the company delivered two consecutive earnings reports well ahead of consensus expectations, raised their 2023 outlook, and signed additional sale and purchase agreements, the steep decline in international natural gas prices, along with elevated gas storage inventories in Europe, weighed on performance. Cheniere remained a top holding in the Fund as of the end of the reporting period.
We believe the rapid fall of natural gas prices, which negatively impacted investors’ outlook for EnLink’s major operating basins in Louisiana and Oklahoma, were the primary cause of EnLink’s underperformance. We also believe the company’s lack of announcements during its analyst day regarding its carbon capture, utilization and storage initiatives during its analyst day further contributed to underperformance.
In our view, broad commodity price weakness largely caused Pembina Pipeline’s underperformance, rather than any significant company-specific factors. Despite commodity price declines, Pembina maintained its strong performance, consistently delivering earnings that exceeded consensus expectations, while continuing to develop and secure contracts for its ongoing growth projects. However, increases to Pembina’s capital expenditure budget and growing concerns over potential asset downtime, due to a spill on its Northern Pipeline and temporary shutdowns of select assets owing to Canadian wildfires, may also have deterred investors.
All three holdings remained in the Fund as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
Capitalizing on significant weakness in natural gas commodity prices, we increased the Fund’s positions in natural gas-focused midstream companies, including Antero Midstream and Equitrans Midstream, two of the Fund’s largest purchases during the reporting period.
Antero Midstream represented a new position for the Fund. Despite continued caution regarding the broader natural gas commodity market, we perceive Antero Midstream a more defensive option due to the relatively low likelihood of its main customer, Antero Resources, reducing activities. Looking forward, we anticipate a transition in capital allocation from accelerated debt repayment to enhanced equity returns through share repurchases in 2024.
Equitrans Midstream, having grappled with extended regulatory hurdles concerning its Mountain Valley Pipeline project, saw potential resolution as the reporting period ended due to measures proposed for inclusion in the Fiscal Responsibility Act of 2023. These measures laid the groundwork for the completion of construction and operational start of the project by the end of 2023. As more details about legislation emerged, the Fund gradually increased its exposure to the company.
10	MainStay Cushing® MLP Premier Fund

The Fund's most significant sales involved partial positions in Plains GP Holdings and Magellan Midstream Partners. We reduced the Fund’s position in Plains GP Holdings due to the stock’s strong absolute performance during the reporting period. Nonetheless, it remained one of the Fund's top holdings on both an absolute and relative basis. We also reduced the Fund’s position in Magellan in order to reallocate resources to companies displaying greater commodity sensitivity and more attractive valuations. Unfortunately, this decision came before Magellan's acquisition by ONEOK for a 22% premium toward the end of the reporting period. As of May 31, 2023, both Magellan and ONEOK remained in the Fund's portfolio.
How did the Fund’s subsector weightings change during the reporting period?
The Fund’s subsector weightings remained largely steady throughout the reporting period. Exposure to the large-cap diversified MLP subsector increased incrementally due to positive absolute performance and additional investments in Energy Transfer. Similarly, exposure to the natural gas gatherers & processors subsector increased due to additions to Antero Midstream and Targa Resources. Small reductions in the Fund’s EnLink and Crestwood Equity Partners positions marginally offset those increases. Likewise, additions to Equitrans Midstream and DT Midstream led to a small increase in exposure to the natural gas transportation & storage subsector. Conversely, the Fund's exposure to the Canadian midstream, refiners & YieldCo subsectors decreased, primarily due to negative absolute performance within these subsectors.
How was the Fund positioned at the end of the reporting period?
As of May 31, 2023, the Fund’s largest subsector exposures on an absolute basis included large-cap diversified C-corporations, natural gas gatherers & processors and large-cap diversified MLPs. Relative to the Index, the Fund’s most overweight positions included Targa Resources, Plains GP Holdings and Marathon Petroleum. As of the same date, the Fund held its most significantly underweight positions in Enbridge, Enterprise Products Partners and Keyera.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Portfolio of Investments May 31, 2023†^(Unaudited)
	Shares	Value
Common Stocks 59.9%
Canadian Midstream 1.9%
Canada 1.9%
Keyera Corp.	580,000	$ 12,945,856
General Partnerships 3.8%
United States 3.8%
EnLink Midstream LLC	2,620,000	25,571,200
Large Cap Diversified C Corps 32.1%
Canada 9.5%
Enbridge, Inc.	460,000	16,192,000
Pembina Pipeline Corp.	1,070,000	32,388,900
TC Energy Corp.	400,000	15,576,000
United States 22.6%
Cheniere Energy, Inc.	365,000	51,016,050
Kinder Morgan, Inc.	1,970,000	31,736,700
ONEOK, Inc.	640,000	36,262,400
Williams Cos., Inc. (The)	1,150,000	32,959,000
		216,131,050
Natural Gas Gatherers & Processors 10.5%
United States 10.5%
Antero Midstream Corp.	650,000	6,636,500
Targa Resources Corp.	935,000	63,626,750
		70,263,250
Natural Gas Transportation & Storage 6.4%
United States 6.4%
DT Midstream, Inc.	525,000	23,866,500
Equitrans Midstream Corp.	2,200,000	18,766,000
		42,632,500
Refiners 3.3%
United States 3.3%
Marathon Petroleum Corp.	212,000	22,240,920
YieldCo 1.9%
United States 1.9%
Clearway Energy, Inc., Class C	451,000	12,957,230
Total Common Stocks (Cost $344,097,936)		402,742,006
MLP Investments and Related Companies 39.2%
Large Cap Diversified C Corps 8.8%
United States 8.8%
Plains GP Holdings LP, Class A	4,360,000	59,296,000
	Shares	Value
Large Cap MLP 18.6%
United States 18.6%
Energy Transfer LP	4,860,000	$ 60,264,000
Enterprise Products Partners LP	1,290,000	32,675,700
Magellan Midstream Partners LP	110,000	6,623,100
MPLX LP	760,000	25,338,400
		124,901,200
Natural Gas Gatherers & Processors 9.0%
United States 9.0%
Crestwood Equity Partners LP	630,000	16,165,800
Hess Midstream LP, Class A	882,000	24,598,980
Western Midstream Partners LP	780,000	19,687,200
		60,451,980
Small Cap Midstream 0.8%
United States 0.8%
Excelerate Energy, Inc., Class A	290,000	5,382,400
YieldCo 2.0%
United States 2.0%
NextEra Energy Partners LP	227,000	13,601,840
Total MLP Investments and Related Companies (Cost $161,136,155)		263,633,420
Short-Term Investment 2.4%
Affiliated Investment Company 2.4%
United States 2.4%
MainStay U.S. Government Liquidity Fund 5.008%(a)	16,268,631	16,268,631
Total Short-Term Investment (Cost $16,268,631)		16,268,631
Total Investments (Cost $521,502,722)	101.5%	682,644,057
Other Assets, Less Liabilities	(1.5)	(9,808,338)
Net Assets	100.0%	$ 672,835,719

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Current yield as of May 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Cushing® MLP Premier Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 26,006	$ 87,469	$ (97,206)	$ —	$ —	$ 16,269	$ 366	$ —	16,269
Abbreviation(s):
MLP—Master limited partnership
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 402,742,006	$ —	$ —	$ 402,742,006
MLP Investments and Related Companies	263,633,420	—	—	263,633,420
Short-Term Investment
Affiliated Investment Company	16,268,631	—	—	16,268,631
Total Investments in Securities	$ 682,644,057	$ —	$ —	$ 682,644,057

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of May 31, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $505,234,091)	$666,375,426
Investment in affiliated investment companies, at value (identified cost $16,268,631)	16,268,631
Cash denominated in foreign currencies (identified cost $454,300)	452,750
Receivables:
Investment securities sold	3,319,104
Dividends	780,776
Fund shares sold	360,448
Other assets	47,884
Total assets	687,605,019
Liabilities
Payables:
Investments purchased	10,307,445
Fund shares redeemed	3,200,424
Manager fees (See Note 3)	641,821
NYLIFE Distributors (See Note 3)	171,964
Transfer agent (See Note 3)	86,654
Professional fees	84,161
Shareholder communication	17,422
Custodian	15,137
Trustees	3,257
Franchise taxes	97,359
Accrued expenses	10,605
Distributions payable	133,051
Total liabilities	14,769,300
Net assets	$672,835,719
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 89,035
Additional paid-in-capital	654,269,004
654,358,039
Total distributable earnings (loss)	18,477,680
Net assets	$672,835,719
Class A
Net assets applicable to outstanding shares	$251,361,667
Shares of beneficial interest outstanding	32,586,462
Net asset value per share outstanding	$ 7.71
Maximum sales charge (5.50% of offering price)	0.45
Maximum offering price per share outstanding	$ 8.16
Investor Class
Net assets applicable to outstanding shares	$ 2,838,769
Shares of beneficial interest outstanding	367,168
Net asset value per share outstanding	$ 7.73
Maximum sales charge (5.00% of offering price)	0.41
Maximum offering price per share outstanding	$ 8.14
Class C
Net assets applicable to outstanding shares	$134,716,114
Shares of beneficial interest outstanding	21,486,617
Net asset value and offering price per share outstanding	$ 6.27
Class I
Net assets applicable to outstanding shares	$283,919,169
Shares of beneficial interest outstanding	34,594,336
Net asset value and offering price per share outstanding	$ 8.21

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Cushing® MLP Premier Fund

Statement of Operations for the six months ended May 31, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $9,732,662) (a)	$ 7,388,752
Dividends-affiliated	366,423
Total income	7,755,175
Expenses
Manager (See Note 3)	3,935,537
Distribution/Service—Class A (See Note 3)	329,502
Distribution/Service—Investor Class (See Note 3)	3,592
Distribution/Service—Class C (See Note 3)	727,468
Transfer agent (See Note 3)	305,212
Professional fees	98,639
Registration	40,315
Shareholder communication	35,856
Custodian	24,615
Trustees	8,740
Franchise tax	(43,388)
Miscellaneous	10,520
Total expenses before waiver/reimbursement	5,476,608
Reimbursement from prior custodian(b)	(1,440)
Net expenses	5,475,168
Net investment income (loss)	2,280,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions, before income taxes	5,475,351
Foreign currency transactions	(15,141)
Net realized gain (loss)	5,460,210
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments, before income taxes	(76,001,904)
Translation of other assets and liabilities in foreign currencies	8,385
Net change in unrealized appreciation (depreciation)	(75,993,519)
Net realized and unrealized gain (loss)	(70,533,309)
Net increase (decrease) in net assets resulting from operations	$(68,253,302)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $397,718.
(b)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended May 31, 2023 (Unaudited) and the year ended November 30, 2022
	Six months ended May 31, 2023	Year ended November 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,280,007	$ 2,640,319
Net realized gain (loss)	5,460,210	77,920,041
Net change in unrealized appreciation (depreciation)	(75,993,519)	120,670,527
Net increase (decrease) in net assets resulting from operations	(68,253,302)	201,230,887
Distributions to shareholders:
Class A	(2,184,648)	(18,246,740)
Investor Class	(23,702)	(195,443)
Class C	(1,461,623)	(13,164,913)
Class I	(2,362,215)	(20,943,651)
	(6,032,188)	(52,550,747)
Distributions to shareholders from return of capital:
Class A	(9,952,284)	(5,391,374)
Investor Class	(107,977)	(57,748)
Class C	(6,658,507)	(3,889,844)
Class I	(10,761,201)	(6,188,232)
	(27,479,969)	(15,527,198)
Total distributions to shareholders	(33,512,157)	(68,077,945)
Capital share transactions:
Net proceeds from sales of shares	54,673,372	181,505,764
Net asset value of shares issued to shareholders in reinvestment of distributions	32,737,572	66,552,261
Cost of shares redeemed	(87,111,567)	(223,005,465)
Increase (decrease) in net assets derived from capital share transactions	299,377	25,052,560
Net increase (decrease) in net assets	(101,466,082)	158,205,502
Net Assets
Beginning of period	774,301,801	616,096,299
End of period	$ 672,835,719	$ 774,301,801
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Cushing® MLP Premier Fund

Financial Highlights selected per share data and ratios
	Six months ended May 31, 2023*	Year Ended November 30,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.87	$ 7.28	$ 5.93	$ 9.09	$ 10.64	$ 11.71
Net investment income (loss) (a)	0.03	0.04	0.03	(0.01)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(0.81)	2.33	2.22	(2.25)	(0.52)	0.35
Total from investment operations	(0.78)	2.37	2.25	(2.26)	(0.61)	0.27
Less distributions:
From net investment income	(0.07)	(0.60)	(0.06)	—	—	—
Return of capital	(0.31)	(0.18)	(0.84)	(0.90)	(0.94)	(1.34)
Total distributions	(0.38)	(0.78)	(0.90)	(0.90)	(0.94)	(1.34)
Net asset value at end of period	$ 7.71	$ 8.87	$ 7.28	$ 5.93	$ 9.09	$ 10.64
Total investment return (b)	(8.97)%	34.02%	39.57%	(24.48)%	(6.40)%	1.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	0.69%††	0.45%	0.48%(c)	(0.13)%(c)	(0.92)%(c)	(0.67)%(c)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	0.68%††	0.45%	0.50%(c)	(0.11)%(c)	(0.90)%(c)	(0.66)%(c)
Net expenses (including net deferred income tax benefit (expense)) (d)(e)	1.49%††	1.45%	1.61%(c)	1.60%(c)	1.54%(c)	1.51%(c)
Portfolio turnover rate	8%	32%	28%	33%	50%	50%
Net assets at end of period (in 000’s)	$ 251,362	$ 283,004	$ 209,634	$ 168,532	$ 249,399	$ 278,507

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(32,777) is attributable to Class A.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(30,329) is attributable to Class A.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(48,618) is attributable to Class A.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(22,756) is attributable to Class A.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.50%, 1.45%, 1.59%, 1.59%, 1.53%, and 1.50% for the six months ended May 31, 2023 and fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018 respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.50%, 1.45%, 1.59%, 1.59%, 1.53%, and 1.50% for the six months ended May 31, 2023 and for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018 respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Six months ended May 31, 2023*	Year Ended November 30,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.89	$ 7.29	$ 5.94	$ 9.10	$ 10.65	$ 11.71
Net investment income (loss) (a)	0.03	0.03	0.03	(0.01)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(0.81)	2.35	2.22	(2.25)	(0.52)	0.36
Total from investment operations	(0.78)	2.38	2.25	(2.26)	(0.61)	0.28
Less distributions:
From net investment income	(0.07)	(0.60)	(0.07)	—	—	—
Return of capital	(0.31)	(0.18)	(0.83)	(0.90)	(0.94)	(1.34)
Total distributions	(0.38)	(0.78)	(0.90)	(0.90)	(0.94)	(1.34)
Net asset value at end of period	$ 7.73	$ 8.89	$ 7.29	$ 5.94	$ 9.10	$ 10.65
Total investment return (b)	(8.95)%	34.12%	39.50%	(24.45)%	(6.04)%	1.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	0.71%††	0.42%	0.40%(c)	(0.18)%(c)	(0.92)%(c)	(0.71)%(c)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	0.70%††	0.42%	0.42%(c)	(0.17)%(c)	(0.91)%(c)	(0.70)%(c)
Net expenses (including net deferred income tax benefit (expense)) (d)(e)	1.48%††	1.44%	1.64%(c)	1.64%(c)	1.54%(c)	1.53%(c)
Portfolio turnover rate	8%	32%	28%	33%	50%	50%
Net assets at end of period (in 000's)	$ 2,839	$ 3,011	$ 2,105	$ 1,783	$ 2,446	$ 2,575

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(311) is attributable to Investor Class.
For the year ended November 30, 2020, The Fund accrued $(111,509) in franchise tax expense, of which $(313) is attributable to Investor Class.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(466) is attributable to Investor Class.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(218) is attributable to Investor Class.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.49%, 1.44%, 1.62%, 1.63%, 1.53%, and 1.52% for the six months ended May 31, 2023 and fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018 respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.49%, 1.44%, 1.62%, 1.63%, 1.53%, and 1.52% for the six months ended May 31, 2023 and for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018 respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Cushing® MLP Premier Fund

Financial Highlights selected per share data and ratios
	Six months ended May 31, 2023*	Year Ended November 30,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.31	$ 6.16	$ 5.17	$ 8.14	$ 9.69	$ 10.86
Net investment income (loss) (a)	(0.00)‡	(0.02)	(0.03)	(0.05)	(0.15)	(0.16)
Net realized and unrealized gain (loss)	(0.66)	1.95	1.92	(2.02)	(0.46)	0.33
Total from investment operations	(0.66)	1.93	1.89	(2.07)	(0.61)	0.17
Less distributions:
From net investment income	(0.07)	(0.60)	(0.08)	—	—	—
Return of capital	(0.31)	(0.18)	(0.82)	(0.90)	(0.94)	(1.34)
Total distributions	(0.38)	(0.78)	(0.90)	(0.90)	(0.94)	(1.34)
Net asset value at end of period	$ 6.27	$ 7.31	$ 6.16	$ 5.17	$ 8.14	$ 9.69
Total investment return (b)	(9.25)%	33.01%	38.36%	(25.03)%	(7.06)%	1.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(0.08)%††	(0.33)%	(0.41)%(c)	(0.87)%(c)	(1.65)%(c)	(1.45)%(c)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.09)%††	(0.33)%	(0.39)%(c)	(0.85)%(c)	(1.64)%(c)	(1.44)%(c)
Net expenses (including net deferred income tax benefit (expense)) (d)(e)	2.23%††	2.19%	2.39%(c)	2.39%(c)	2.29%(c)	2.28%(c)
Portfolio turnover rate	8%	32%	28%	33%	50%	50%
Net assets at end of period (in 000’s)	$ 134,716	$ 159,900	$ 140,379	$ 138,776	$ 272,423	$ 397,557

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(22,323) is attributable to Class C.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(29,666) is attributable to Class C.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(60,864) is attributable to Class C.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(34,832) is attributable to Class C.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 2.24%, 2.19%, 2.37%, 2.38%, 2.28%, and 2.27% for the six months ended May 31, 2023 and fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018 respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 2.24%, 2.19%, 2.37%, 2.38%, 2.28%, and 2.27% for the six months ended May 31, 2023 and for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018 respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Six months ended May 31, 2023*	Year Ended November 30,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.40	$ 7.66	$ 6.19	$ 9.41	$ 10.95	$ 11.99
Net investment income (loss) (a)	0.04	0.06	0.05	0.01	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(0.85)	2.46	2.32	(2.33)	(0.53)	0.35
Total from investment operations	(0.81)	2.52	2.37	(2.32)	(0.60)	0.30
Less distributions:
From net investment income	(0.07)	(0.60)	(0.07)	—	—	—
Return of capital	(0.31)	(0.18)	(0.83)	(0.90)	(0.94)	(1.34)
Total distributions	(0.38)	(0.78)	(0.90)	(0.90)	(0.94)	(1.34)
Net asset value at end of period	$ 8.21	$ 9.40	$ 7.66	$ 6.19	$ 9.41	$ 10.95
Total investment return (b)	(8.78)%	34.30%	39.87%	(24.27)%	(6.12)%	2.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	0.93%††	0.67%	0.72%(c)	0.19%(c)	(0.65)%(c)	(0.41)%(c)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	0.92%††	0.67%	0.74%(c)	0.21%(c)	(0.63)%(c)	(0.40)%(c)
Net expenses (including net deferred income tax benefit (expense)) (d)(e)	1.24%††	1.20%	1.36%(c)	1.35%(c)	1.29%(c)	1.26%(c)
Portfolio turnover rate	8%	32%	28%	33%	50%	50%
Net assets at end of period (in 000’s)	$ 283,919	$ 328,387	$ 263,978	$ 218,903	$ 461,177	$ 663,220

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(38,835) is attributable to Class I.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(51,201) is attributable to Class I.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(99,116) is attributable to Class I.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(50,008) is attributable to Class I.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.25%, 1.20%, 1.34%, 1.34%, 1.27%, and 1.25% for the six months ended May 31, 2023 and fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018 respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.25%, 1.20%, 1.34%, 1.34%, 1.27%, and 1.25% for the six months ended May 31, 2023 and for the fiscal years ended November 30, 2022, 2021, 2020, 2019 and 2018 respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Cushing® MLP Premier Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cushing® MLP Premier Fund (the "Fund"), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Cushing® MLP Premier Fund (the “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	October 20, 2010
Investor Class	July 11, 2014
Class C	October 20, 2010
Class I	October 20, 2010
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, as described in Note 3(B) below.
The Fund's investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of May 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended May 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized

22	MainStay Cushing® MLP Premier Fund

as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of May 31, 2023 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s IRS Form 1065, Schedule K-1, received from each MLP. The Fund records its pro rata share of the income and deductions, and capital gains

Notes to Financial Statements (Unaudited) (continued)
and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.
Distributions received from the Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. The Fund estimates approximately 100% of the distributions received from Energy Trusts and MLPs to be from return of capital. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the Fund’s fiscal year end.
The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statements of Operations. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Concentration of Risk. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore the Fund may be subject to more risks than if it was more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which it invests may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.
The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser and a wholly-owned investment advisory subsidiary of Swank Capital, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up

24	MainStay Cushing® MLP Premier Fund

to $3 billion and 1.05% over $3 billion. During the six-month period ended May 31, 2023, the effective management fee rate was 1.10%.
During the six-month period ended May 31, 2023, New York Life Investments earned fees from the Fund in the amount of $3,935,537 and paid the Subadvisor fees in the amount of $1,967,534. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended May 31, 2023, were $33,439 and $287, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended May 31, 2023, of $292 and $4,728, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until March 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended May 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$115,602	$—
Investor Class	1,108	—
Class C	55,503	—
Class I	132,999	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of May 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$457,969,452	$240,294,133	$(15,619,528)	$224,674,605
As of November 30, 2022, for federal income tax purposes, capital loss carryforwards of $207,764,742, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

Notes to Financial Statements (Unaudited) (continued)
to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$176,511	$31,254
During the year ended November 30, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$52,550,747
Return of Capital	15,527,198
Total	$68,077,945
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended May 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended May 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended May 31, 2023, purchases and sales of securities, other than short-term securities, were $57,751 and $57,337, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended May 31, 2023 and the year ended November 30, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended May 31, 2023:
Shares sold	2,782,249	$ 22,856,971
Shares issued to shareholders in reinvestment of distributions	1,427,226	11,642,137
Shares redeemed	(3,580,746)	(29,538,997)
Net increase (decrease) in shares outstanding before conversion	628,729	4,960,111
Shares converted into Class A (See Note 1)	77,546	634,920
Shares converted from Class A (See Note 1)	(17,787)	(151,216)
Net increase (decrease)	688,488	$ 5,443,815
Year ended November 30, 2022:
Shares sold	8,807,029	$ 71,843,787
Shares issued to shareholders in reinvestment of distributions	2,780,383	22,691,743
Shares redeemed	(8,662,302)	(70,108,405)
Net increase (decrease) in shares outstanding before conversion	2,925,110	24,427,125
Shares converted into Class A (See Note 1)	170,723	1,413,711
Shares converted from Class A (See Note 1)	(8,076)	(62,220)
Net increase (decrease)	3,087,757	$ 25,778,616

26	MainStay Cushing® MLP Premier Fund

Investor Class	Shares	Amount
Six-month period ended May 31, 2023:
Shares sold	29,333	$ 239,161
Shares issued to shareholders in reinvestment of distributions	15,294	124,957
Shares redeemed	(12,478)	(101,872)
Net increase (decrease) in shares outstanding before conversion	32,149	262,246
Shares converted into Investor Class (See Note 1)	14,342	122,806
Shares converted from Investor Class (See Note 1)	(17,976)	(145,764)
Net increase (decrease)	28,515	$ 239,288
Year ended November 30, 2022:
Shares sold	190,437	$ 1,579,531
Shares issued to shareholders in reinvestment of distributions	29,000	237,621
Shares redeemed	(55,628)	(455,466)
Net increase (decrease) in shares outstanding before conversion	163,809	1,361,686
Shares converted into Investor Class (See Note 1)	4,202	34,026
Shares converted from Investor Class (See Note 1)	(118,144)	(984,443)
Net increase (decrease)	49,867	$ 411,269

Class C	Shares	Amount
Six-month period ended May 31, 2023:
Shares sold	1,217,774	$ 8,255,760
Shares issued to shareholders in reinvestment of distributions	1,181,371	7,880,220
Shares redeemed	(2,695,184)	(18,140,917)
Net increase (decrease) in shares outstanding before conversion	(296,039)	(2,004,937)
Shares converted from Class C (See Note 1)	(83,682)	(569,334)
Net increase (decrease)	(379,721)	$ (2,574,271)
Year ended November 30, 2022:
Shares sold	3,337,346	$ 22,776,877
Shares issued to shareholders in reinvestment of distributions	2,434,067	16,554,902
Shares redeemed	(6,635,287)	(44,689,885)
Net increase (decrease) in shares outstanding before conversion	(863,874)	(5,358,106)
Shares converted from Class C (See Note 1)	(69,519)	(478,310)
Net increase (decrease)	(933,393)	$ (5,836,416)

Class I	Shares	Amount
Six-month period ended May 31, 2023:
Shares sold	2,655,729	$ 23,321,480
Shares issued to shareholders in reinvestment of distributions	1,509,701	13,090,258
Shares redeemed	(4,507,935)	(39,329,781)
Net increase (decrease) in shares outstanding before conversion	(342,505)	(2,918,043)
Shares converted into Class I (See Note 1)	16,750	151,116
Shares converted from Class I (See Note 1)	(4,890)	(42,528)
Net increase (decrease)	(330,645)	$ (2,809,455)
Year ended November 30, 2022:
Shares sold	9,948,919	$ 85,305,569
Shares issued to shareholders in reinvestment of distributions	3,142,031	27,067,995
Shares redeemed	(12,647,194)	(107,751,709)
Net increase (decrease) in shares outstanding before conversion	443,756	4,621,855
Shares converted into Class I (See Note 1)	10,524	89,174
Shares converted from Class I (See Note 1)	(1,377)	(11,938)
Net increase (decrease)	452,903	$ 4,699,091
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended May 31, 2023, events and transactions subsequent to May 31, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Cushing MLP Premier Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Cushing in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Cushing in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Cushing that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Cushing personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cushing; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Cushing; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cushing with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

28	MainStay Cushing® MLP Premier Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Cushing.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Cushing resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Cushing
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Cushing, evaluating the performance of Cushing, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Cushing and ongoing analysis of, and interactions with, Cushing with respect to, among other things, the Fund’s investment performance and risks as well as Cushing’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Cushing provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated Cushing’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Cushing’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Cushing. The Board considered New York Life Investments’ and Cushing’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Cushing and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered Cushing’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Cushing regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In addition, the Board considered any specific actions that New York Life Investments or Cushing had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Cushing
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of Cushing’s relationship with the Fund, the Board considered information from New York Life Investments that Cushing’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Cushing’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Cushing and profits realized by New York Life Investments and its affiliates and Cushing, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Cushing’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and Cushing and acknowledged that New York Life Investments and Cushing must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Cushing to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Cushing and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Cushing from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cushing in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Cushing and its affiliates and New York Life Investments and its affiliates.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life

30	MainStay Cushing® MLP Premier Fund

Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Cushing and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Cushing, the Board considered that any profits realized by Cushing due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Cushing, acknowledging that any such profits are based on the subadvisory fee paid to Cushing by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Cushing is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.  The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
32	MainStay Cushing® MLP Premier Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov.  The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Cushing® MLP Premier Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5025056MS089-23	MSCU10-07/23
(NYLIM) NL258

Item 2.    Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a

date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	Section 302 Certifications are attached.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	August 4, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	August 4, 2023